                                  EXHIBIT 10.1







                                  THE McCORMICK

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN










                  AMENDED AND RESTATED EFFECTIVE JUNE 19, 2001


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                                  THE McCORMICK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS


ARTICLE 1                  DEFINITIONS                                                PAGE

      Section 1.1.         Affiliated Group                                             1
      Section 1.2.         Board                                                        1
      Section 1.3.         Code                                                         1
      Section 1.4.         Committee                                                    1
      Section 1.5.         Company                                                      1
      Section 1.6.         Disabled/Disability                                          1
      Section 1.7.         Employee                                                     1
      Section 1.8.         ERISA                                                        2
      Section 1.9.         Plan                                                         2
      Section 1.10.        Plan Year                                                    2
      Section 1.11.        Pension Plan                                                 2
      Section 1.12.        Trust                                                        2

ARTICLE 2                  PURPOSE OF PLAN

      Section 2.1.         Purpose                                                      2

ARTICLE 3                  ELIGIBILITY

      Section 3.1.         Eligibility                                                  2

ARTICLE 4                  BENEFITS

      Section 4.1.         Amount of Benefit                                            3
      Section 4.2.         Form of Benefit Payments                                     6
      Section 4.3.         Time of Benefit Payments                                     7
      Section 4.4.         Beneficiary in the Event of Death                            7
      Section 4.5.         Source of Benefits                                           8
      Section 4.6.         Contributions                                                8

ARTICLE 5                  VESTING

      Section 5.1.         Nonforfeitability of Benefits                                8
      Section 5.2.         Exceptions                                                   8

                                  THE McCORMICK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS


ARTICLE 6                  ADMINISTRATION                                      PAGE
      Section 6.1.         Duties of Committee                                  10
      Section 6.2.         Finality of Decisions                                10

ARTICLE 7                  AMENDMENT AND TERMINATION

      Section 7.1.         Amendment and Termination                            11
      Section 7.2.         Contractual Obligation                               11

ARTICLE 8                  MISCELLANEOUS

      Section 8.1.         No Employment Rights                                 11
      Section 8.2.         Assignment                                           11
      Section 8.3.         Law Applicable                                       11

              THE MCCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         McCormick & Company, Incorporated, a corporation organized under the laws of the State of Maryland, having established a Supplemental Executive Retirement Plan for certain of its Employees and those of its subsidiary companies, hereby amends and restates such plan, effective June 19, 2001, as follows:


                                    ARTICLE 1

                                   DEFINITIONS

          The words and phrases defined hereinafter shall have the following meaning:

          SECTION 1.1. AFFILIATED GROUP. The Company and all subsidiary corporations which are participating employers under the Pension Plan.

          SECTION 1.2. BOARD. The Board of Directors of the Company.

          SECTION 1.3. CODE. The Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

          SECTION 1.4. COMMITTEE. The Compensation Committee or the Executive Committee of the Board of Directors of the Company, as the case may be. The Compensation Committee of the Board reviews and approves the participation and benefits for the Chief Executive Officer, other members of the Executive Committee and any other executives listed in the Company's proxy as one of the five highest paid executives. The Executive Committee reviews and approves the participation and benefits for all other executives.

          SECTION 1.5. COMPANY. McCormick & Company, Incorporated.

          SECTION 1.6. DISABLED/DISABILITY. Totally and/or Totally and Permanently Disabled as defined in the Pension Plan.

          SECTION 1.7. EMPLOYEE. A participant in the Pension Plan who is employed by one or more members of the Affiliated Group.


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          SECTION 1.8. ERISA. The Employee Retirement Income Security Act of
1974, as amended.

          SECTION 1.9. PLAN. The McCormick Supplemental Executive Retirement Plan, as amended and restated as of June 19, 2001.

          SECTION 1.10. PLAN YEAR. A 12-month period commencing December 1 and ending November 30 of the next calendar year.

          SECTION 1.11. PENSION PLAN. The McCormick Pension Plan.

          SECTION 1.12. TRUST. The McCormick Supplemental Executive Retirement Trust or such other trust as may be established by a member of the Affiliated Group to fund benefits under this Plan. The Plan, notwithstanding the creation of the Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA.


                                    ARTICLE 2

                                 PURPOSE OF PLAN

          SECTION 2.1. PURPOSE. This Plan is designed to provide supplemental retirement benefits to senior executives in management positions selected by the Committee. Benefits provided under the Plan are structured to facilitate an orderly transition within the ranks of senior management and to provide for an equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace. Such benefits may be payable out of the Trust or such other trust as may be established by a member of the Affiliated Group, or may be payable from the general assets of the Company.


                                    ARTICLE 3

                                   ELIGIBILITY

          SECTION 3.1. ELIGIBILITY. Any Employee shall be eligible for coverage under this Plan if such Employee is a senior executive in a management position selected to participate in the Plan by the Committee. In selecting an Employee for coverage under the Plan, the Committee shall specify whether the amount of the Employee's benefit under the Plan shall be the amount provided in Section 4.1(a), Section 4.1(b), Section 4.1(c), Section 4.1(d), or Section 4.1(e) of the Plan and such selection shall be evidenced by one of the individual contracts referenced in Section 7.2.

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                                    ARTICLE 4

                                    BENEFITS

          SECTION 4.1. AMOUNT OF BENEFIT. Each Employee eligible for coverage under the Plan who shall retire on or after the attainment of age 55 shall receive a monthly benefit payable for the life of the Employee. Except as otherwise provided in Section 4.4, the payment of benefits under the Plan shall be conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan. The monthly benefit payable under the Plan shall be calculated as follows:

         (a) "Supplemental Retirement Plan" Benefit. For an Employee who has been selected by the Committee to receive benefits provided by this Section 4.1(a), the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

                  (1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Code as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, calculated as if he were retiring at an adjusted retirement age. This adjusted retirement age will be the Employee's actual attained age at retirement increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65. The Employee will continue to accrue credited service during any period of time he or she is Disabled. In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee's rate of pay in effect on his date of retirement had remained in effect until his adjusted retirement age. Furthermore, average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

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                  (2)      The benefit actually provided by the Pension Plan
                           under the single life annuity form of payment.

         (b) "Executive Retirement Plan" Benefit. For an Employee who has been selected by the Committee to receive benefits provided by this Section 4.1(b), the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

                  (1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Code as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

                  (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment.

         (c) "Foreign Service Retirement" Benefit "A". For an Employee who has been selected by the Committee to receive benefits provided by this Section 4.1(c), and so long as such Employee (i) at the time of his or her retirement is working in the United States for the Company or a subsidiary or affiliate of the Company that participates in the Pension Plan, and (ii) has worked in the United States for at least three years at the Company or a subsidiary or affiliate of the Company that participates in the Pension Plan, the benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs
                  (2) and (3):

                  (1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, and disregarding the limitations of Section 415 of the Code as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if his benefit were calculated as if he were retiring at an adjusted retirement age. This adjusted retirement age will be the Employee's actual attained age at retirement increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65. The Employee will continue to accrue credited service during the period of time he or she is Disabled. In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee's rate of pay in effect on his date of retirement had remained in effect until the adjusted retirement age. Furthermore, average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

                  (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment;

                  (3) The benefit actually provided by any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee.

         (d) "Foreign Service Retirement" Benefit "B": For an Employee who has been selected by the Committee to receive benefits provided by this Section 4.1(d), and so long as such Employee
                  (i) at the time of his or her retirement is working in the United States for the Company or a subsidiary or affiliate of the Company that participates in the Pension Plan, and
                  (ii) has worked in the United States for at least three years at the Company or at a subsidiary or affiliate of the Company that participates in the Pension Plan, the benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs (2) and (3):

                  (1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, and disregarding the limitations of

                           Section 415 of the Code as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

                  (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment;

                  (3) The benefit actually provided by any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee.


         (e) Special Retirement Supplement. For an Employee who has been selected by the Committee to receive benefits provided by this Section 4.1(e), the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

                  (1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Code as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan;

                  (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment.

         (f) For purposes of calculating the Supplemental Retirement Plan Benefit, the Executive Retirement Plan Benefit, the Foreign Service Retirement Benefit "A", and the Foreign Service Retirement Benefit "B" under this Article 4, the term "annual bonus" shall not include any payment made to an Employee pursuant to the Company's Mid-Term Incentive Plan.

         SECTION 4.2.  FORM OF BENEFIT PAYMENTS.

         (a) Benefits described in Section 4.1 shall be payable monthly during the Employee's life.

         (b) Notwithstanding the foregoing, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in Section 4.1 and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life form of payment provided in Section 4.2(a). Actuarial equivalence shall be determined under this Plan by using the actuarial assumptions that are used for that purpose under the Pension Plan as in effect when such actuarial equivalence under this Plan is being determined. Any actuarially equivalent benefits calculated under this Section shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee in its sole
                  discretion, may distribute the actuarial equivalent of benefits due hereunder over a period certain of up to five
                  (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

         (c) If the Committee shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.

          SECTION 4.3. TIME OF BENEFIT PAYMENTS. Benefits described in Section
4.1 shall commence on the first day of the month following the retirement of the Employee on or after the Employee's attainment of age 55. If the Employee is on Disability at the time of retirement under the Pension Plan, the benefits described in Section 4.1 shall commence on the same date that Pension Plan payments commence.

          SECTION 4.4. BENEFICIARY IN THE EVENT OF DEATH. Upon the death of an Employee eligible for coverage under the Plan prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the

Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

          SECTION 4.5. SOURCE OF BENEFITS. Benefits payable under this Plan shall be paid out of the Trust, or out of the general assets of the Company. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee or any other person. Any funds which may be invested and any assets which may be held to provide benefits under this Plan shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.

          SECTION 4.6. CONTRIBUTIONS. The Company shall make such contributions as are necessary to maintain the Plan on a sound basis. The Company shall contribute to the Trust for each Plan Year an amount which the Company determines is necessary to carry out the funding policy for the Plan. Contributions for a Plan Year, if required, shall be made as soon as practicable after the end of the Plan Year.


                                    ARTICLE 5

                                     VESTING

          SECTION 5.1. NONFORFEITABILITY OF BENEFITS. The right of the Employee or any other person to the payment of benefits under this Plan shall be nonforfeitable (except as otherwise provided herein) as long as the terms and conditions herein are satisfied.

          SECTION 5.2. EXCEPTIONS. Notwithstanding any provision of this Plan to the contrary:

         (a) If an Employee's employment with the Company ceases before age 55 other than as a result of death, a Constructive Discharge or a discharge by the Company without Cause, then no benefits will be paid to the Employee under this Plan.

         (b) If an Employee's employment with the Company is terminated before age 55 pursuant to a Constructive Discharge or a discharge by the Company without Cause, then for purposes of the Plan and the Employee's individual contract with the Company, as provided for in Section 7.2, regarding his benefits (collectively, the "Plan Documents"):

                  (1) The requirement in the Plan Documents that the Employee must be at least age 55 on the date of termination of his employment with the Company shall not be applied to such Employee, and he or she shall vest immediately upon such termination of employment in the right to receive a monthly benefit payable for the life of the Employee, calculated as otherwise provided under the Plan Documents based upon the Employee's years of service and compensation as of the date of such termination, and commencing on the first day of the month following the Employee's attainment of age 55; provided, however, that the payment of benefits under the Plan Documents shall be conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan; and

                  (2) References in the Plan Documents to the Employee's "retirement" shall be deemed to mean his termination of employment.

         (c) For purposes of this Plan, "Cause" means any willful and continuous failure by the Employee to substantially perform his duties with the Company (unless the failure to perform is due to the Employee's Disability) or any willful misconduct or gross negligence by the Employee which results in material economic harm to the Company, or any conviction of the Employee of a felony. No act or failure to act shall be considered "willful" for purposes of this definition if the Employee reasonably believed in good faith that such act or failure to act was in, or not opposed to, the best interests of the Company. In the event of a willful and continuous failure by the Employee to substantially perform his duties, the Company shall notify the Employee in writing of such failure to perform and the Employee shall have a period of thirty (30) days after such notice to resume substantial performance of his duties.

                  For purposes of this Plan, an Employee is considered to have experienced a "Constructive Discharge" or to have been "Constructively Discharged" if he or she resigns employment as a result of, and within a period of thirty (30) days after the occurrence of, any of the following events:

                  (1) Re-assignment of the Employee to a position which is at a lower level in the organizational structure than his previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

                  (2) Diminution in the Employee's authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Employee;

                  (3) Reduction in the Employee's total compensation (including salary, bonus, deferred compensation, stock options, profit sharing and retirement programs and other benefits);

                  (4) Relocation of the Employee's principal workplace to a location which is more than 50 miles from the Employee's previous principal workplace; or

                  (5) Any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform under the Plan Documents in the same manner and to the same extent that the Company would be required to perform thereunder with respect to the Employee if the transaction or event resulting in a successor had not taken place.

                  For purposes of subparagraphs (1), (2) or (3) of this Section 5.2(c), an isolated, insubstantial and inadvertent action shall be excluded unless the Company fails to remedy such action promptly after receipt of notice thereof given by the Employee.


                                    ARTICLE 6

                                 ADMINISTRATION

          SECTION 6.1. DUTIES OF COMMITTEE. This Plan shall be administered by the Committee in accordance with its terms and purposes.

          SECTION 6.2. FINALITY OF DECISIONS. The Committee shall have full power and authority to interpret, construe and administer this Plan and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, or any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own willful misconduct or lack of good faith.


                                    ARTICLE 7

                            AMENDMENT AND TERMINATION

          SECTION 7.1. AMENDMENT AND TERMINATION. While the Company intends to maintain this Plan for as long as necessary, the Company reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate, except that no such amendment shall alter, reduce or diminish any benefit previously granted to an Employee pursuant to Section 7.2 hereof.

          SECTION 7.2. CONTRACTUAL OBLIGATION. Notwithstanding Section 7.1, the Company intends to assume a contractual commitment to pay the benefits described under this Plan and such commitment shall be evidenced by individual contracts entered into between the Company and each covered Employee for whom benefits accrue hereunder, which contracts are attached hereto as Exhibits I, II, III, IV and V.


                                    ARTICLE 8

                                  MISCELLANEOUS

          SECTION 8.1. NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment between the Company or any corporation in the Affiliated Group and any Employee, or as a right of any Employee to be continued in employment or as a limitation of the right of the Company to discharge any Employee with or without cause.

          SECTION 8.2. ASSIGNMENT. The benefits payable under this Plan may not be assigned, alienated, pledged, attached or garnished except by will or by the laws of descent and distribution, or except as required by law or judicial order.

          SECTION 8.3. LAW APPLICABLE. This Plan shall be governed by the laws of the State of Maryland, except to the extent preempted by ERISA.

ATTEST:                             McCORMICK & COMPANY, INCORPORATED

_______________________    By:  _________________________________
Robert W. Skelton                  Karen D. Weatherholtz
Secretary                          Senior Vice President - Human Relations

                                                                       EXHIBIT I


                McCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                               AGREEMENT (TIER I)


         THIS AGREEMENT is made as of the _____ day of _______________, ______, by and between McCORMICK & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Maryland (the "Company") and ______________________ (the "Employee").

                                    RECITALS:

         The Board of Directors of the Company has determined that it is desirable and in the best interests of the Company to adopt a supplemental retirement plan to facilitate an orderly transition within the ranks of senior management and to provide for a more equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace; and

         The Board of Directors has approved and adopted such a plan known as the "McCormick Supplemental Executive Retirement Plan", as amended, (the "Plan") for certain senior executives designated by the Compensation or the Executive Committee of the Board of Directors (the "Committee"); and

         The Board of Directors has authorized the officers of this Company to do any and all things necessary or desirable to put said Plan in effect; and

         It is both desirable and necessary to include the Employee in said
Plan.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants below set forth, the parties agree as follows:

         1. In recognition of the Employee's past and future service, the Company shall provide a supplemental pension benefit to the Employee pursuant to the Plan and this Agreement in an amount determined in accordance with Section 4.1(a) of the Plan. Section 4.1(a) of the Plan provides that the supplemental pension benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2) as follows:

               "(1) The benefit that would have been payable under the Pension
                    Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Internal Revenue Code (the "Code") as implemented in Appendix I of the McCormick Pension Plan (the "Pension Plan") and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, calculated as if he were retiring at an adjusted retirement age. This adjusted retirement age will be the Employee's actual attained age at retirement increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65. The Employee will continue to accrue credited service during any time he or she is Disabled. In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee's rate of pay in effect on his date of retirement had remained in effect until his adjusted retirement age. Furthermore, average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his Disability;

               (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment."

         2. For purposes of calculating the benefit provided under this Agreement, the term "annual bonuses" in Section 1 above shall not include any payment made to an Employee pursuant to the Company's Mid-Term Incentive Plan.

         3. In the event of the death of Employee prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

         4. Notwithstanding anything in this Agreement to the contrary, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in
               Section 1 of this Agreement and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life annuity form of payment stipulated hereunder. Any such actuarially equivalent benefits shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee, in its sole discretion, may distribute the actuarially equivalent benefits due hereunder over a period certain of up to five (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

         5. Nothing contained in the Plan or in this Agreement, and no action taken pursuant to the provisions of the Plan or this Agreement, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary or any other person. Any funds which may be invested and any assets which may be held to provide benefits under the Plan and this Agreement shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         6. The right of the Employee or any other person to the payment of a supplemental pension benefit under this Agreement shall be nonforfeitable (except as otherwise provided in the Plan) as long as the terms and conditions of the Plan and this Agreement are satisfied. The payment of benefits shall commence upon the retirement of the Employee on or after the attainment of age 55. The payment of benefits is conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan.

         7. The right of the Employee or any other person to the payment of a supplemental pension benefit or other benefits under the Plan and this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution, or except as required by law or judicial order.

         8. If the Committee shall find that any person to whom any payment is payable under the Plan and this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

         9. The Committee shall have full power and authority to interpret, construe and administer this Agreement and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

         10. This Agreement shall not confer any rights or privileges on the Employee greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

         11. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee and his heirs, executors, administrators and legal representatives.

         12. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         13. The terms used in this Agreement shall have the same definition as the identified terms used in the Plan.

         14.   (a) This Agreement supersedes any previous agreements between the parties regarding supplemental or executive retirement plan benefits and constitutes the entire agreement between the parties.

               (b) The date of enrollment of the Employee in the Plan is _____________.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and the Employee has hereunto set his hand and seal, as of the date appearing on page one.


ATTEST:                                     McCORMICK & COMPANY, INCORPORATED


_______________________________             By: ________________________________
Robert W. Skelton                               Robert J. Lawless
Secretary                                       Chairman of the Board, President
                                                & Chief Executive Officer




                                            ________________________________(LS)

                                                                      EXHIBIT II


                McCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                               AGREEMENT (TIER II)


         THIS AGREEMENT is made as of the _____ day of _______________, ______, by and between McCORMICK & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Maryland (the "Company") and ______________________ (the "Employee").

                                    RECITALS:

         The Board of Directors of the Company has determined that it is desirable and in the best interests of the Company to adopt a supplemental retirement plan to facilitate an orderly transition within the ranks of senior management and to provide for a more equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace; and

         The Board of Directors has approved and adopted such a plan known as the "McCormick Supplemental Executive Retirement Plan", as amended, (the "Plan") for certain senior executives designated by the Compensation or the Executive Committee of the Board of Directors (the "Committee"); and

         The Board of Directors has authorized the officers of this Company to do any and all things necessary or desirable to put said Plan in effect; and

         It is both desirable and necessary to include the Employee in said
Plan.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants below set forth, the parties agree as follows:

         1. In recognition of the Employee's past and future service, the Company shall provide a supplemental pension benefit to the Employee pursuant to the Plan and this Agreement in an amount determined in accordance with Section 4.1(b) of the Plan. Section 4.1(b) of the Plan provides that the supplemental pension benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2) as follows:

               "(1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Internal Revenue Code (the "Code") as implemented in Appendix I of the McCormick Pension Plan (the "Pension Plan") and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

                    (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment."

              2. For purposes of calculating the benefit provided under this Agreement, the term "annual bonuses" in Section 1 above shall not include any payment made to an Employee pursuant to the Company's Mid-Term Incentive Plan.

              3. In the event of the death of Employee prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

              4. Notwithstanding anything in this Agreement to the contrary, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in Section 1 of this Agreement and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life annuity form of payment stipulated hereunder. Any such actuarially equivalent benefits shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee, in its sole discretion, may distribute the actuarially equivalent benefits due hereunder over a period certain of up to five (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

              5. Nothing contained in the Plan or in this Agreement, and no action taken pursuant to the provisions of the Plan or this Agreement, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary or any other person. Any funds which may be invested and any assets which may be held to provide benefits under the Plan and this Agreement shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

              6. The right of the Employee or any other person to the payment of a supplemental pension benefit under this Agreement shall be nonforfeitable (except as otherwise provided in the Plan) as long as the terms and conditions of the Plan and this Agreement are satisfied. The payment of benefits shall commence upon the retirement of the Employee on or after the attainment age of 55. The payment of benefits is conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan.

              7. The right of the Employee or any other person to the payment of a supplemental pension benefit or other benefits under the Plan and this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution, or except as required by law or judicial order.

              8. If the Committee shall find that any person to whom any payment is payable under the Plan and this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

              9. The Committee shall have full power and authority to interpret, construe and administer this Agreement and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

              10. This Agreement shall not confer any rights or privileges on the Employee greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

              11. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee and his heirs, executors, administrators and legal representatives.

              12. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

              13. The terms used in this Agreement shall have the same definition as the identical terms used in the Plan.

              14.   (a) This Agreement supersedes any previous agreements
                        between the parties regarding supplemental or executive retirement plan benefits and constitutes the entire agreement between the parties.

                    (b) The date of enrollment of the Employee in the Plan
                        is _____________.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and the Employee has hereunto set his hand and seal, as of the date appearing on page one.


ATTEST:                                     McCORMICK & COMPANY, INCORPORATED


_______________________________             By: ________________________________
Robert W. Skelton                               Robert J. Lawless
Secretary                                       Chairman of the Board, President
                                                & Chief Executive Officer




                                            ________________________________(LS)

                                                                     EXHIBIT III


                McCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                              AGREEMENT (TIER I FN)


         THIS AGREEMENT is made as of the _____ day of _______________, ______, by and between McCORMICK & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Maryland (the "Company") and ______________________ (the "Employee").

                                    RECITALS:

         The Board of Directors of the Company has determined that it is desirable and in the best interests of the Company to adopt a supplemental retirement plan to facilitate an orderly transition within the ranks of senior management and to provide for a more equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace; and

         The Board of Directors has approved and adopted such a plan known as the "McCormick Supplemental Executive Retirement Plan", as amended, (the "Plan") for certain senior executives designated by the Compensation or the Executive Committee of the Board of Directors (the "Committee"); and

         The Board of Directors has authorized the officers of this Company to do any and all things necessary or desirable to put said Plan in effect; and

         It is both desirable and necessary to include the Employee in said
Plan.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants below set forth, the parties agree as follows:

         1 . In recognition of the Employee's past and future service, the Company shall provide a supplemental pension benefit to the Employee pursuant to the Plan and this Agreement in an amount determined in accordance with Section 4.1(c) of the Plan. The benefit provided under Section 4.1(c) of this Agreement shall be payable to the Employee only if the Employee (i) at the time of his or her retirement is working in the United States for the Company or a subsidiary or affiliate of the Company that participates in the Pension Plan, and (ii) has worked in the United States for at least three years at the Company or at a subsidiary or affiliate of the Company that participates in the Pension Plan. The benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs
               (2) and (3):

               "(1) The benefit that would have been payable under the McCormick Pension Plan (the "Pension Plan") under the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, disregarding the limitations of Section 415 of the Internal Revenue Code (the "Code") as implemented in Appendix I of the Pension Plan and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if his benefit were calculated as if he were retiring at an adjusted retirement age. This adjusted retirement age will be the Employee's actual attained age at retirement increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65. The Employee will continue to accrue credited service during the period of time he or she is Disabled. In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee's rate of pay in effect on his date of retirement had remained in effect until the adjusted retirement age. Furthermore, average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to his termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

               (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment;

               (3) The benefit actually provided by any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States by which the executive was employed."

         2. For purposes of calculating the benefit provided under this Agreement, the term "annual bonuses" in Section 1 above shall not include any payment made to an Employee pursuant to the Company's Mid-Term Incentive Plan.

         3. In the event of the death of Employee prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

         4. Notwithstanding anything in this Agreement to the contrary, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in
               Section 1 of this Agreement and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life annuity form of payment stipulated hereunder. Any such actuarially equivalent benefits shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee, in its sole discretion, may distribute the actuarially equivalent benefits due hereunder over a period certain of up to five (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

         5. Nothing contained in the Plan or in this Agreement, and no action taken pursuant to the provisions of the Plan or this Agreement, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary or any other person. Any funds which may be invested and any assets which may be held to provide benefits under the Plan and this Agreement shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         6. The right of the Employee or any other person to the payment of a supplemental pension benefit under this Agreement shall be nonforfeitable (except as otherwise provided in the Plan) as long as the terms and conditions of the Plan and this Agreement are satisfied. The payment of benefits shall commence upon the retirement of the Employee on or after the attainment of age 55. The payment of benefits is conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan.

         7. The right of the Employee or any other person to the payment of a supplemental pension benefit or other benefits under the Plan and this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution, or except as required by law or judicial order.

         8. If the Committee shall find that any person to whom any payment is payable under the Plan and this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

         9. The Committee shall have full power and authority to interpret, construe and administer this Agreement and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

         10. This Agreement shall not confer any rights or privileges on the Employee greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

         11. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee and his heirs, executors, administrators and legal representatives.

         12. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         13. The terms used in this Agreement shall have the same definition as the identical terms used in the Plan.

         14. (a) This Agreement supersedes any previous agreements between the parties regarding supplemental or executive retirement plan benefits and constitutes the entire agreement between the parties.

               (b) The date of enrollment of the Employee in the Plan
                   is ______________.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and the Employee has hereunto set his hand and seal, as of the date appearing on page one.


ATTEST:                                     McCORMICK & COMPANY, INCORPORATED


_______________________________             By: ________________________________
Robert W. Skelton                               Robert J. Lawless
Secretary                                       Chairman of the Board, President
                                                & Chief Executive Officer




                                            ________________________________(LS)

                                                                      EXHIBIT IV


                McCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                             AGREEMENT (TIER II FN)


         THIS AGREEMENT is made as of the _____ day of _______________, ______, by and between McCORMICK & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Maryland (the "Company") and ______________________ (the "Employee").

                                    RECITALS:

         The Board of Directors of the Company has determined that it is desirable and in the best interests of the Company to adopt a supplemental retirement plan to facilitate an orderly transition within the ranks of senior management and to provide for a more equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace; and

         The Board of Directors has approved and adopted such a plan known as the "McCormick Supplemental Executive Retirement Plan", as amended, (the "Plan") for certain senior executives designated by the Compensation or the Executive Committee of the Board of Directors (the "Committee"); and

         The Board of Directors has authorized the officers of this Company to do any and all things necessary or desirable to put said Plan in effect; and

         It is both desirable and necessary to include the Employee in said
Plan.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants below set forth, the parties agree as follows:

         1. In recognition of the Employee's past and future service, the Company shall provide a supplemental pension benefit to the Employee pursuant to the Plan and this Agreement in an amount determined in accordance with Section 4.1(d) of the Plan. The benefit provided under Section 4.1(d) of this Agreement shall be payable to the Employee only if the Employee (i) at the time of his or her retirement is working in the United States for the Company or a subsidiary or affiliate of the Company that participates in the Pension Plan, and (ii) has worked in the United States for at least three years at the Company or at a subsidiary or affiliate of the Company that participates in the Pension Plan. The benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs
               (2) and (3):

               "(1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, but disregarding the limitations of Section 415 of the Internal Revenue Code (the "Code") as implemented in Appendix I of the McCormick Pension Plan (the "Pension Plan") and the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan, if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to termination of employment; if the Employee is on Disability at the time of retirement under the Pension Plan, the annual bonuses considered shall be the five highest annual bonuses payable to the Employee for any five of the ten calendar years immediately prior to the Disability;

               (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment;

               (3) The benefit actually provided by any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States by which the executive was employed."

         2. For purposes of calculating the benefit provided under this Agreement, the term "annual bonuses" in Section 1 above shall not include any payment made to an Employee pursuant to the Company's Mid-Term Incentive Plan.

         3. In the event of the death of Employee prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

         4. Notwithstanding anything in this Agreement to the contrary, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in
               Section 1 of this Agreement and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life annuity form of payment stipulated hereunder. Any such actuarially equivalent benefits shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee, in its sole discretion, may distribute the actuarially equivalent benefits due hereunder over a period certain of up to five (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

         5. Nothing contained in the Plan or in this Agreement, and no action taken pursuant to the provisions of the Plan or this Agreement, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary or any other person. Any funds which may be invested and any assets which may be held to provide benefits under the Plan and this Agreement shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         6. The right of the Employee or any other person to the payment of a supplemental pension benefit under this Agreement shall be nonforfeitable (except as otherwise provided in the Plan) as long as the terms and conditions of the Plan and this Agreement are satisfied. The payment of benefits shall commence upon the retirement of the Employee on or after the attainment of age 55. The payment of benefits is conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan.

         7. The right of the Employee or any other person to the payment of a supplemental pension benefit or other benefits under the Plan and this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution, or except as required by law or judicial order.

         8. If the Committee shall find that any person to whom any payment is payable under the Plan and this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

         9. The Committee shall have full power and authority to interpret, construe and administer this Agreement and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

         10. This Agreement shall not confer any rights or privileges on the Employee greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

         11. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee and his heirs, executors, administrators and legal representatives.

         12. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         13. The terms used in this Agreement shall have the same definition as the identical terms used in the Plan.

         14. (a) This Agreement supersedes any previous agreements between the parties regarding supplemental or executive retirement plan benefits and constitutes the entire agreement between the parties.

               (b) The date of enrollment of the Employee in the Plan
                   is ______________.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and the Employee has hereunto set his hand and seal, as of the date appearing on page one.


ATTEST:                                     McCORMICK & COMPANY, INCORPORATED


_______________________________             By: ________________________________
Robert W. Skelton                               Robert J. Lawless
Secretary                                       Chairman of the Board, President
                                                & Chief Executive Officer




                                            ________________________________(LS)

                                                                       EXHIBIT V



                McCORMICK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                              AGREEMENT(TIER III)


         THIS AGREEMENT is made as of the ____ day of __________, ____, by and between McCORMICK & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Maryland (the "Company") and ________________ (the "Employee").

                                    RECITALS:

         The Board of Directors of the Company has determined that it is desirable and in the best interests of the Company to adopt a supplemental retirement plan to facilitate an orderly transition within the ranks of senior management and to provide for a more equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace; and

         The Board of Directors has approved and adopted such a plan known as the McCormick Supplemental Executive Retirement Plan, as amended, (the "Plan") for certain senior executives designated by the Compensation or the Executive Committee of the Board of Directors (the "Committee"); and

         The Board of Directors has authorized the officers of this Company to do any and all things necessary or desirable to put said Plan in effect; and

         It is both desirable and necessary to include the Employee in said
Plan.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants below set forth, the parties agree as follows:

         1. In recognition of the Employee's past and future service, the Company shall provide a supplemental pension benefit to the Employee pursuant to the Plan and this Agreement in an amount determined in accordance with Section 4.1(e) of the Plan. Section 4.1(e) of the Plan provides that the supplemental pension benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2) as follows:

               "(1) The benefit that would have been payable under the Pension Plan under the single life annuity form of payment, disregarding the limitations of Section 415 of the Internal Revenue Code (the"Code") as implemented in Appendix I of the McCormick Pension Plan (the "Pension Plan") an the limitation of Section 401(a)(17) of the Code as it may be implemented in the Pension Plan;

               (2) The benefit actually provided by the Pension Plan under the single life annuity form of payment."

         3. In the event of the death of Employee prior to termination of employment, the surviving spouse, if any, shall be paid a benefit for life equal to 50% of the benefit the Employee would have been entitled to under the Plan had he retired on the day before his death and had he begun receiving benefits under the 50% joint and survivor form of payment immediately before his death. If the Employee dies before age 55, the surviving spouse shall be paid a benefit commencing on the first of the month following the date on which the Employee would have become age 55 in an amount equal to 50% of the benefit the Employee would have been entitled to under the Plan if he had been age 55 on the day before his death, but based on his actual years of service as of his date of death. If death occurs after the Employee's retirement, the benefit will be based on the form of benefit selected prior to his retirement.

         4. Notwithstanding anything in this Agreement to the contrary, the Committee, with the consent of the Employee, may change the manner and time of making the monthly distributions provided in
               Section 1 of this Agreement and may make such distributions in a lump sum or any other form of payment which is actuarially equivalent to the single life annuity form of payment stipulated hereunder. Any such actuarially equivalent benefits shall be based on the Employee's actual attained age at the time of the calculation. Further, the Committee, in its sole discretion, may distribute the actuarially equivalent benefits due hereunder over a period certain of up to five (5) years from the date they were otherwise to have commenced. The form of payment agreed to hereunder need not be the same as the form of payment used for distributions from the Pension Plan.

         5. Nothing contained in the Plan or in this Agreement, and no action taken pursuant to the provisions of the Plan or this Agreement, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee, his designated beneficiary or any other person. Any funds which may be invested and any assets which may be held to provide benefits under the Plan and this Agreement shall continue for all purposes to be a part of the general funds and assets of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds and assets. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         6. The right of the Employee or any other person to the payment of a supplemental pension benefit under this Agreement shall be nonforfeitable (except as otherwise provided in the Plan) as long as the terms and conditions of the Plan and this Agreement are satisfied. The payment of benefits shall commence upon the retirement of the Employee on or after the attainment age of 55. The payment of benefits is conditioned upon the Company's receipt of the Employee's application for retirement benefits under the Pension Plan.

         7. The right of the Employee or any other person to the payment of a supplemental pension benefit or other benefits under the Plan and this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution, or except as required by law or judicial order.

         8. If the Committee shall find that any person to whom any payment is payable under the Plan and this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

         9. The Committee shall have full power and authority to interpret, construe and administer this Agreement and the Committee's determinations, and any actions taken hereunder, including any valuation of the amount, or designation of a recipient, of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

         10. This Agreement shall not confer any rights or privileges on the Employee greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

         11. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Employee and his heirs, executors, administrators and legal representatives.

         12. This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

         13. The terms used in this Agreement shall have the same definition as the identical terms used in the Plan.

         14. (a) This Agreement supersedes any previous agreements between the parties regarding supplemental or executive retirement plan benefits and constitutes the entire agreement between the parties.

               (b) The date of enrollment of the Employee in the Plan
                   is _____________.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers, and the Employee has hereunto set his hand and seal, as of the date appearing on page one.


ATTEST:                                     McCORMICK & COMPANY, INCORPORATED


_______________________________             By: ________________________________
Robert W. Skelton                               Robert J. Lawless
Secretary                                       Chairman of the Board, President
                                                & Chief Executive Officer




                                             _______________________________(LS)